As Filed with the Securities and Exchange Commission on August 29, 2001
                                                    Registration No. 333-64754

------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------
                  POST-EFFECTIVE AMENDMENT NO. 1 ON FORM S-8
                                  TO FORM F-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                            ----------------------


                               VIVENDI UNIVERSAL
            (Exact name of registrant as specified in its charter)



             France                                       None
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)


                            42, avenue de Friedland
                         75380 Paris Cedex 08, France
                              33 (1) 71 71 10 00
                   (Address of Principal Executive Offices)

                            ----------------------

         MP3.com, Inc. Amended and Restated 1998 Equity Incentive Plan
                   MP3.com, Inc. 2000 Equity Incentive Plan
                             (Full Title of Plans)

                            ----------------------

                      Vivendi Universal U.S. Holding Co.
                               800 Third Avenue
                                   7th Floor
                           New York, New York 10022
                                (212) 572-7000
                             Attention: President
 (Name, address and telephone number, including area code, of agent for service)

                            ----------------------

                                  Copies To:



        Faiza J. Saeed                                Elena Baxter
   Cravath, Swaine & Moore                             Bredin Prat
       Worldwide Plaza                            130, rue du Faubourg
      825 Eighth Avenue                               Saint-Honore
   New York, NY 10019-7472                         Paris, 75008 France
        (212) 474-1000                             33 (1) 44 35 35 35




                                    CALCULATION OF REGISTRATION FEE
=======================================================================================================
    Title of                      Amount       Proposed maximum       Proposed maximum     Amount of
   securities                     to be       offering price per     aggregate offering   registration
to be registered              registered(1)         share                  price             fee(2)
-------------------------------------------------------------------------------------------------------
Ordinary Shares, with a         1,027,775             --                     --                --
nominal value of
(euro) 5.50 per share (3)
-------------------------------------------------------------------------------------------------------

[1] This Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form F-4 (Registration No. 333-64754), covers 1,027,775 ordinary shares, nominal value (euro) 5.50 ("Vivendi Universal ordinary shares"), of Vivendi Universal originally registered on such Registration Statement. On August 28, 2001, with reference to the Registration Statement on Form F-4 (Registration No. 333-64754), Vivendi Universal registered an additional 719,488 Vivendi Universal ordinary shares pursuant to Rule 462(b) of the Securities Act of 1933, as amended.

[2] All filing fees payable in connection with the registration of these securities were paid in connection with the filing of the Registration Statement on Form F-4 (Registration No. 333-64754), to register 3,597,444 Vivendi Universal ordinary shares issuable to the stockholders of MP3.com, Inc.

[3] The Vivendi Universal ordinary shares being registered hereby may be represented by Vivendi Universal's American Depositary Shares. A separate Registration Statement on Form F-6, as amended, has been filed in connection with Vivendi Universal's American Depositary Shares. Each of Vivendi Universal's American Depositary Shares currently represents one ordinary share of Vivendi Universal.

==============================================================================

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The documents containing the information specified in Part I of Form S-8 have been or will be sent or given to participating employees as specified in Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the rules and regulations of the United States Securities and Exchange Commission (the "Commission"). Such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents previously filed with the Commission by the Registrant are hereby incorporated by reference and shall be deemed a part hereof:

                  (a) Vivendi Universal's Form 20-F (File No. 001-16301) filed on July 2, 2001.

                  (b) All other reports filed by the Registrant pursuant to
         Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the Registrant's fiscal year ended December 31, 2000.

                  (c) The description of Vivendi Universal ordinary shares, nominal value (U)5.50 per share, contained in the Registrant's Form F-4 filed July 9, 2001.

         All documents filed by the Registration pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

         Any statement contained herein or in any document to be incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         None.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant has provided for the indemnification of its directors and officers with respect to general civil liability which they may incur with their activity on behalf of the Registrant.

         The Registrant maintains insurance, at its own expense, to protect itself and any director, officer, employee or agent of the Registrant or of any other entity affiliated with the Registrant against any civil liability, loss or expense, other than liability arising out of willful misconduct.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         Unless otherwise indicated below as incorporated by reference to another filing of the Registrant with the Commission, each of the following is filed herewith:



Exhibit Number                       Description
--------------                       -----------

4.1 Vivendi Universal Restated Corporate statuts (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Form 20-F filed on July 2, 2001 (and incorporated herein by reference)).

4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, S.A., The Bank of New York, as depositary, and all the Owners and Beneficial Owners from time to time of American Depositary Shares issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A dated December 29, 2000 (and incorporated herein be reference)).

23.1              Consent of RSM Salustro Reydel and Barbier Frinault & Cie.

23.2              Consent of RSM Salustro Reydel.

24.1 Power of Attorney (previously included on the signature pages to this Registration Statement).

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 on Form S-8 to Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this 29th day of August, 2001.

                                        VIVENDI UNIVERSAL


                                        By  /s/ George E. Bushnell, III
                                            ---------------------------------
                                            Name:  George E. Bushnell, III
                                            Title: Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                                   Date
---------                               -----                                   ----

            *                           Chairman and Chief Executive Officer    August 29, 2001
---------------------------             (Principal Executive Officer)
Jean-Marie Messier

            *                           Vice Chairman                           August 29, 2001
---------------------------
Edgar Bronfman, Jr.

            *                           Chief Financial Officer (Principal      August 29, 2001
---------------------------             Financial and Principal Accounting
Guillaume Hannezo                       Officer)

            *                           Senior Vice President, Finance          August 29, 2001
---------------------------             (Deputy Chief Financial Officer)
Dominique Gibert

            *                           Director and Co-Chief Operating         August 29, 2001
---------------------------             Officer
Pierre Lescure

            *                           Director and Co-Chief Operating         August 29, 2001
---------------------------             Officer
Eric Licoys

           *                            Director                                August 29, 2001
---------------------------
Bernard Arnault

                                        Director
---------------------------
Jean-Louis Beffa



            *                           Director                                August 29, 2001
---------------------------
Jean-Marc Espalioux

            *                           Director                                August 29, 2001
---------------------------
Philippe Foriel-Destezet

            *                           Director                                August 29, 2001
---------------------------
Jacques Friedmann

            *                           Director                                August 29, 2001
---------------------------
Mario-Josee Kravis

            *                           Director                                August 29, 2001
---------------------------
Henri Lachmann

            *                           Director                                August 29, 2001
---------------------------
Samuel Minzberg

                                        Director
---------------------------
Simon Murray

            *                           Director                                August 29, 2001
---------------------------
Serge Tchuruk

            *                           Director                                August 29, 2001
---------------------------
Rene Thomas

            *                           Director                                August 29, 2001
---------------------------
Marc Vienot

                                        Director
---------------------------
Esther Koplowitz

                                        Director
---------------------------
Edgar M. Bronfman

            *                           Director                                August 29, 2001
---------------------------
Richard H. Brown


  /s/ George E. Bushnell, III           Authorized Representative in the        August 29, 2001
---------------------------             United States
George E. Bushnell, III


*By: /s/ George E. Bushnell, III
     ------------------------------
     Name:  George E. Bushnell, III
     Attorney-in-Fact


                                 EXHIBIT INDEX



Exhibit Number                          Description
--------------                          -----------

4.1 Vivendi Universal Restated Corporate statuts (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Form 20-F filed on July 2, 2001 (and incorporated herein by reference)).

4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, S.A. The Bank of New York, as depositary, and all the Owners and Beneficial Owners from time to time of American Depositary Shares issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Form 8-A dated December 29, 2000 (and incorporated herein by reference)).

23.1              Consent of RSM Salustro Reydel and Barbier Frinault & Cie.

23.2              Consent of RSM Salustro Reydel.

24.1 Power of Attorney (previously included on the signature pages to this Registration Statement).